VESSELS	9 Months Ended
Sep. 30, 2015
VESSELS [Abstract]
VESSELS
4. VESSELS
As of September 30, 2015 and as of December 31, 2014, "Vessels, Net" consisted of eight and six Platform Supply Vessels, respectively, and capitalized drydocking and engine overhaul charges. Depreciation is calculated based on cost less estimated residual value of $1.5 million and is provided over the estimated useful life of the vessel using the straight-line method. The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard. As of September 30, 2015 and December 31, 2014, the Company performed impairment tests of the vessels. Impairment tests performed did not result in carrying value for any of the Company's vessels exceeding future undiscounted cash flows.
Total accumulated depreciation for the Company's vessels was $22.3 million and $8.4 million as of September 30, 2015 and September 30, 2014, respectively.
For the nine months ended September 30, 2015, the Company paid $0.8 million in drydocking and engine overhaul charges, compared to $0.0 million for the nine months ended September 30, 2014.
In addition to the vessels delivered, the Company has paid $8 million in deposits on two vessels scheduled to be delivered in 2016. The expected total acquisition price for the vessels, based on exchange rate at September 30, 2015, is approximately $66.0 million.